U.S. Bancorp Fixed Income Investor Presentation September 2018 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Agenda Overview Business Lines & Financial Management Balance Sheet & Capital Management Appendix

U.S. Bancorp Overview NYSE TradedUSB Founded1863 Market Value$88B Branches3,045 ATMs4,725 Customers18.7M Assets$461B Deposits$340B Loans$280B As of 6/30/18, except market capitalization as of 9/7/18 Payment Services and Investment Services

Our Position in the Industry Source: company reports and Bloomberg Assets and deposits as of 6/30/18; market value as of 9/7/18 Assets Market Value Deposits

Agenda Overview Business Lines & Financial Management Balance Sheet & Capital Management Appendix

Our Businesses Payment Services 28% Wealth Management & Investment Services 14% Corporate & Commercial Banking 18% Consumer & Business Banking 40% Consumer & Business Banking: Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Payment Services: Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Corporate & Commercial Banking: Corporate Banking, Commercial Banking and Commercial Real Estate Wealth Management & Investment Services: Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody 2Q 2018 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see slide 21 for calculation

Diversified Business Mix Revenue mix source: FR Y-9C and company reports, FY17 U.S. Bancorp Revenue Mix Peer Bank Average Revenue Mix Net Interest Income Payments Fee Revenue Fiduciary Activities Service Charges Mortgage Fees Trading, Brokerage, Investment Banking, Equity Investments All Other Fee Income

Our Business Mix and Product Delivery Payment Services Wealth Management & Securities Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Provides a full suite of payment processing services to consumers, small businesses, corporations, government and merchants – a unique position versus other banks Wealth Management, Corporate Trust, Fund Services, Asset Management and Custody Delivers a full array of wealth management services through differentiated service delivery models to address the needs of a broad range of clients Branch Banking, Small Business Banking, Consumer Lending, Mortgage Banking and Omnichannel Delivery Provides a full suite of banking products and services to consumer and small business customers across a 25-state footprint Corporate Banking, Commercial Banking and Commercial Real Estate Provides products and services to 90% of Fortune 500 companies and 88% of Fortune 1000 companies Corporate & Commercial Banking Consumer & Business Banking Wealth Management & Investment Services Payment Services

Profitability Return on Average Assets Return on Average Common Equity Efficiency Ratio 2Q18 Source: Company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC *Non-GAAP, see slide 22 for calculation

Credit Quality $ in millions NCO Ratio -1 bp QoQ -1 bp YoY NPAs -9.4% QoQ -19.1% YoY

Agenda Overview Business Lines & Financial Management Balance Sheet & Capital Management Appendix

Best in Class Debt Rating Debt ratings: as of 9/10/2018 USB is the highest rated bank amongst its U.S. peers and is recognized by Moody’s as the highest rated bank globally Funding advantage Competitive advantages include pricing, flight-to-quality and sales force confidence * Moody’s Baseline Credit Assessment (BCA) is the issuers’ standalone intrinsic strength, absent any extraordinary support from an affiliate or a government. BCA for U.S. entities is a bank level entity rating.

Wholesale Funding Issuance History Strong deposit base results in less reliance on wholesale funding

Debt Maturity Distribution U.S. Bancorp issuance activity principally supports dividend payments, share buybacks, acquisitions, and operating expenses Diversified maturity profile across U.S. Bancorp and U.S. Bank National Association

Asset Sensitivity and Liquidity Net Interest Income Sensitivity Reliable source of core deposits Diversified sources of liquidity Excess cash and liquid assets Wholesale funding sources Off-balance sheet capacity Optimized liquidity position Total Available Liquidity ($bn) Well-Balanced Liquidity Position Asset sensitivity

Investment Portfolio High-quality portfolio with minimal credit risk Majority of portfolio invested in U.S. government securities Portfolio Weighted Average Life of 5.4 years As of 6/30/18, at amortized cost

Capital Management Based on the Basel III fully implemented standardized approach Earnings Distribution Target: Reinvest & Acquisitions Dividends Share Repurchases 20 - 40% 30 - 40% 30 - 40% Hypothetical Earnings Distribution Example Dividends 30% Reinvestment 30% Share Repurchases 40% Assumed ROTCE 20% Discretionary Distributions 70% Balance Sheet Growth 6%

Competitive advantages Diversified business mix Operating scale Efficient platform Flight to quality Sustainability of dividends Sustainability in Earnings and Capital Source: Company filings and SNL Financial, Federal Reserve estimates under supervisory severely adverse scenario Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC

Agenda Overview Business Lines & Financial Management Balance Sheet & Capital Management Appendix

Non-GAAP Financial Measures * *Includes net interest income on a taxable-equivalent basis

Non-GAAP Financial Measures (1) Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent

September 2018 U.S. Bancorp Fixed Income Investor Presentation